EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of BSD Software Solutions, Inc. (the "Company") on Form 10-KSB for the fiscal year ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C.
            Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.





Date:    November 14, 2005                 By:    /S/ GUY FIETZ
         ----------------                        -------------------------------
                                          Name:  Guy Fietz
                                          Title: President


                                          By:    /S/ GORDON ELLISON
                                                 -------------------------------
                                          Name:  Gordon Ellison
                                          Title: Chief Financial Officer



            A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BSD Software Solutions, Inc. and will be retained by BSD Software Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.